                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                               JULY 11, 1996



                           SPACETEC IMC CORPORATION
            (Exact name of registrant as specified in its charter)

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


     MASSACHUSETTS                  0-27302                     04-3116697
(State or other jurisdiction    (Commission File              (IRS Employer
    of incorporation)               Number)                  Identification No.)

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  THE BOOTT MILL, 100 FOOT OF JOHN STREET, LOWELL, MASSACHUSETTS  01852-1126
             (Address of principal executive offices and zip code)



              Registrant's telephone number, including area code:
                                (508) 970-0330
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ITEM 5.   OTHER EVENTS.
          ------------

          On July 10, 1996, Spacetec IMC Corporation ("Spacetec") announced that its Board of Directors has authorized the repurchase, from time to time, of up to 100,000 shares of Spacetec's Common Stock. Spacetec hereby incorporates by reference the contents of its press release dated July 10, 1996, filed as
Exhibit 99 to this report.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 11, 1996                        SPACETEC IMC CORPORATION

                                            By: /s/ Linda S. Linsalata
                                               --------------------------------
                                               Linda S. Linsalata
                                               Chief Financial Officer
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                                 EXHIBIT INDEX

       EXHIBIT                                                   SEQUENTIAL
         NO.      DESCRIPTION                                     PAGE NO.
      --------    -----------                                     --------

        99        Press release dated July 10, 1996.                  5
                  Filed herewith.